GLOBAL HIGH INCOME DOLLAR FUND INC.                            SEMIANNUAL REPORT


                                                                   June 15, 1998
Dear Shareholder,

We are pleased to present you with the semiannual report for the Global High Income Dollar Fund Inc. (the "Fund") for the six-month period ended April 30, 1998.

GENERAL MARKET OVERVIEW
------------------------------------------------------------------------------
[PICTURE]
     Emerging markets lagged developed markets in the early part of the six-month period as a result of the sharp sell-off in October 1997. By the end of the period, however, emerging markets had begun to outperform developed markets.

     The Asian crisis has produced both disinflationary influences (lower commodity prices and cheaper imports) and expansionary impacts (lower interest rates). These influences have produced growth with low inflation--beneficial conditions for bonds.

PORTFOLIO REVIEW
------------------------------------------------------------------------------
[PICTURE]
     Performance--For the six-month period ended April 30, 1998, the Fund (symbol: GHI) returned 10.68% based on changes in the Fund's net asset value (assuming, for illustration only, that dividends could be, and were, reinvested at the net asset value on the payable dates) and 13.44% based on changes in its share price on the New York Stock Exchange (assuming dividends were reinvested under the Dividend Reinvestment Plan).

     At April 30, 1998 the Fund's net asset value per share was $16.11, while its share price on the New York Stock Exchange was $13.88. During the six-month period ended April 30, 1998, the Fund paid dividends from net investment income totaling $0.65 per share, or approximately 11 cents per share per month.

     Portfolio Highlights--Early in the period we reinvested most of the cash we had raised prior to the market's sell-off in October 1997. We invested most of it in Brazil, Mexico and Russia, increasing the Fund's holdings in those countries to 12.9%, 24.2% and 7.4% respectively, of net assets on April 30, 1998.

GLOBAL HIGH INCOME
DOLLAR FUND INC.
FUND PROFILE

[ARROW] GOAL:
High level of current income, secondarily capital appreciation

[ARROW] PORTFOLIO MANAGER:
Stuart Waugh, Mitchell Hutchins Asset Management Inc.

[ARROW] TOTAL NET ASSETS:
$366.3 million as of April 30, 1998

[ARROW] DIVIDEND PAYMENTS:
Monthly


GLOBAL HIGH
INCOME DOLLAR
FUND INC.

Top five countries as percent of net assets, April 30, 1998*

Mexico 24.2%
[Bar Graph]

Brazil 12.9%
[Bar Graph]

Poland 10.8%
{Bar Graph]

Russia 7.4%
[Bar Graph]

Morocco 4.8%
[Bar Graph]

* Allocations are subject to change.

SEMIANNUAL REPORT

OUTLOOK
------------------------------------------------------------------------------
[Picture of Arrow]
     Lower commodity prices for exports and robust consumer demand have led to deteriorating trade balances for most of Latin America. In this environment, we believe Latin American sovereign issues will continue to trade in the range they have over the last year. Mexican debt continues to represent the Fund's largest exposure. We believe Mexico's flexible exchange rate and responsible fiscal and monetary policies make it the most stable of Latin sovereign issuers.

     Brazil prevented substantial deterioration in its balance of payments by raising real interest rates above 20%, which led to a dramatic accumulation of currency reserves. Brazil's fiscal accounts continue to deteriorate as high interest rates suppress economic activity (and tax revenues) and increase the government's financing costs. With adequate global liquidity, however, Brazil's sovereign spreads should compensate for these risks.

     While it is not difficult to identify many investment risk scenarios in Russia, present debt levels offer extremely high yields to compensate for such risks. Sovereign spreads on Russian loans the Fund owns recently traded about seven percent over Treasurys.

     Eastern European countries like Poland and Hungary continue to maintain balanced macroeconomic policies. We believe these countries could receive credit upgrades.


     Our ultimate objective in managing your investments is to help you successfully meet your financial goals. We thank you for your continued support and welcome any comments or questions you may have.

     For a quarterly Fund Profile on the Global High Income Dollar Fund Inc.
or a fund in the PaineWebber Family of Funds,(1) please contact your investment executive.

     Sincerely,

     /s/ Margo Alexander              /s/ Stuart Waugh

     Margo Alexander                  Stuart Waugh
     President,                       Managing Director, Mitchell Hutchins
     Mitchell Hutchins                Asset Management Inc. Portfolio Manager,
     Asset Management Inc.            Global High Income Dollar Fund Inc.

     This letter is intended to assist shareholders in understanding how the Fund performed during the six-month period ended April 30, 1998, and reflects our views at the time we are writing this report. Of course, these views may change in response to changing circumstances. We encourage you to consult your investment executive regarding your personal investment program.

(1) Mutual funds are sold by prospectus only. The prospectuses for the funds contain more complete information regarding risks, charges and expenses, and should be read carefully before investing.


GLOBAL HIGH INCOME
DOLLAR FUND INC.

Currency exposure as percent of net assets, April 30, 1998*

[Pie Graph]

U.S. Dollar              88.8%
Unhedged                 10.1%
Cross-Currency Hedged     1.1%

* Currency positions subject to change.

GLOBAL HIGH INCOME DOLLAR FUND INC.


PORTFOLIO OF INVESTMENTS                            APRIL 30, 1998 (UNAUDITED)


 PRINCIPAL
  AMOUNT                                                               MATURITY              INTEREST
  (000)*                                                                 DATES                 RATES              VALUE
----------                                                        --------------------      ----------          ----------
LONG-TERM DEBT SECURITIES--87.03%
ARGENTINA--3.46%
    9,050  Republic of Argentina                                      02/12/07               11.750%          $  9,209,710
US$ 4,033  Republic of Argentina, DISC                                03/31/23                6.875+             3,468,380
                                                                                                                ----------
                                                                                                                12,678,090
                                                                                                                ----------

BRAZIL--12.91%
US$ 3,000  Celulose Nipo-Brasileira, S.A.                             12/21/03                9.375              2,943,750
US$30,513  Federal Republic of Brazil, C                              04/15/14                8.000             25,269,172
US$13,300  Federal Republic of Brazil, DISC                           04/15/24                6.875             11,155,375
US$ 6,000  Federal Republic of Brazil, EXIT                           09/15/13                6.000              4,920,000
US$ 3,000  Metalurgica Gerbau, S.A.                                   11/23/01               10.250              2,996,250
                                                                                                                ----------
                                                                                                                47,284,547
                                                                                                                ----------

BULGARIA--4.04%
US$ 3,500  Republic of Bulgaria, DISC                                 07/28/24                6.563+             2,854,705
US$ 3,555  Republic of Bulgaria, IAB                                  07/28/11                6.562+             2,792,915
US$13,700  Republic of Bulgaria, FLIRB(4)                             07/28/12                2.250a++           9,161,875
                                                                                                                ----------
                                                                                                                14,809,495
                                                                                                                ----------

CHILE--1.42%
US$ 3,000  Banco del Estado Chile, S.A.                               08/01/01                8.390              3,165,000
US$ 2,000  Empresa Nacional de Electricidad, S.A.                     02/01/37                7.325              2,037,612
                                                                                                                 ---------
                                                                                                                 5,202,612
                                                                                                                 ---------

COSTA RICA--0.96%
US$ 3,500  Republic of Costa Rica                                     05/01/03                8.000              3,517,500
                                                                                                                 ---------

GREECE--1.55%
1,786,000  Republic of Hellenic                                 03/21/00 to 03/21/02     9.200 to 9.800          5,689,019
                                                                                                                 ---------

HUNGARY--1.06%
808,160  Government of Hungary                                  01/12/00 to 08/24/00    16.000 to 18.500         3,879,084
                                                                                                                 ---------

KAZAKHSTAN--0.93%
US$ 3,500  Republic of Kazakhstan                                     10/02/02                8.375              3,403,750
                                                                                                                 ---------

MEXICO--24.24%
US$ 3,464  Coca-Cola Femsa, S.A. de C.V.                              11/01/06                8.950              3,637,200
US$ 3,000  Grupo Industrial  Durango, S.A. de C.V.                    07/15/01               12.000              3,251,250
US$ 5,700  Grupo Televisa, S.A. de C.V.                               05/15/08             0/13.250@             4,545,750
US$ 8,750  Mexican Multi Year Refinance Loan Participation
              (Salomon Brothers)(1)(5)                                03/20/05           6.443 to 6.750+         8,192,188
US$ 9,500  Petroleos Mexicanos                                  03/30/05 to 12/01/23     8.375 to 8.625          9,137,500
US$ 3,000  Sanluis Corp., S.A. de C.V.                                03/18/08                8.870              2,940,000
US$25,053  United Mexican States(4)                             01/15/07 to 05/15/26     8.625 to 11.500        28,420,111
US$30,621  United Mexican States, DISC(2)                              12/31/19          6.590 to 6.750+        28,649,926
                                                                                                                ----------
                                                                                                                88,773,925
                                                                                                                ----------

MOROCCO--4.79%
US$ 5,000  Kingdom of Morocco Loan Participation,
              Tranche A (Chase Manhattan Bank)(1)(5)                  01/01/09                6.656+             4,446,900
US$14,745  Kingdom of Morocco Loan Participation,
              Tranche A (Morgan Guaranty Trust)(1)(5)                 01/01/09                6.656+            13,113,908
                                                                                                                ----------
                                                                                                                17,560,808
                                                                                                                ----------

                                                                             3

GLOBAL HIGH INCOME DOLLAR FUND INC.

 Principal
  Amount                                                              Maturity               Interest
  (000)*                                                                Dates                 Rates               Value
----------                                                       -----------------         ------------       -------------
LONG-TERM DEBT SECURITIES (concluded)
PANAMA--2.53%
US$11,164  Republic of Panama, PDI                                    07/17/16                6.562%+        $   9,280,540
                                                                                                             -------------
PERU--1.48%
US$ 8,000  Republic of Peru, PDI                                      03/07/17                4.000++            5,435,040
                                                                                                                 ---------
PHILIPPINES--1.17%
US$ 4,800  Republic of Philippines, DCB                               12/01/09                6.750+             4,272,000
                                                                                                                 ---------
POLAND--10.81%
US$ 1,700  Republic of Poland, PAR                                    10/27/24                3.000++            1,088,000
US$30,600  Republic of Poland, PDI                                    10/27/14                4.000++           27,922,500
   43,640  Republic of Poland(5)                                10/21/01 to 02/12/03         12.000             10,600,822
                                                                                                                ----------
                                                                                                                39,611,322
                                                                                                                ----------

RUSSIA--7.41%
US$22,080  Russian Principal Loan (Chase Manhattan Bank)(1)(5)        12/15/20                6.719+            13,993,200
US$18,257  Russian IAN                                                12/15/15                6.719+            13,145,298
                                                                                                                ----------
                                                                                                                27,138,498
                                                                                                                ----------

TRINIDAD & TOBAGO--2.64%
US$ 9,000  Republic of Trinidad and Tobago                      11/03/00 to 10/03/04     9.750 to 11.750         9,686,250
                                                                                                                 ---------
TUNISIA--1.87%
US$ 7,000  Banque Centrale de Tunisie                                 09/19/07                7.500              6,860,000
                                                                                                                 ---------
VENEZUELA--3.76%
US$ 4,510  Republic of Venezuela                                      09/15/27                9.250              3,985,713
US$ 3,095  Republic of Venezuela, DCB(4)                              12/18/07                6.812+             2,777,976
US$ 8,175  Republic of Venezuela, PAR(3)                              03/31/20                6.750              6,974,338
                                                                                                               -----------
                                                                                                                13,738,027
                                                                                                               -----------
Total Long-Term Debt Securities (cost - $282,675,811)                                                          318,820,507

SHORT-TERM DEBT SECURITIES--2.18%

HUNGARY--2.18%
     1,676,600  Government of Hungary (cost - $9,225,963)       05/17/98 to 04/12/99    16.500 to 23.500         7,984,508
                                                                                                                 ---------

REPURCHASE AGREEMENTS--10.10%
$  12,000  Repurchase agreement dated 05/01/98 with
              Dresdner Securities, Inc., collateralized
              by $12,171,000 U.S. Treasury Note, 4.750%
              due 8/31/98 (Value - $12,246,486);
              proceeds: $12,001,817                                   05/01/98                5.450             12,000,000
   12,000  Repurchase agreement dated 05/01/98 with
              Salomon Smith Barney Inc., collateralized
              by $12,000,000
              U.S. Treasury Note, 8.875% due 02/15/19
              (Value - $12,240,375);
              proceeds: $12,001,817                                   05/01/98                5.450             12,000,000
    6,577  Repurchase agreement dated 05/01/98 with
              First Chicago National Bank Inc.,
              collateralized by $6,100,000
              U.S. Treasury Note, 8.000% due 05/15/01
              (Value - $6,710,000);
              proceeds: $6,578,005                                    05/01/98                5.500              6,577,000

GLOBAL HIGH INCOME DOLLAR FUND INC.

PORTFOLIO OF INVESTMENTS                              APRIL 30, 1998 (UNAUDITED)

 PRINCIPAL
  AMOUNT                                                                         MATURITY        INTEREST
  (000)*                                                                           DATE             RATE            VALUE
  ------                                                                         --------        --------            -----
REPURCHASE AGREEMENTS (CONCLUDED)
US$  6,404  Repurchase agreement dated 05/01/98 with
              First Chicago National Bank Inc., collateralized
              by $6,404,000 U.S. Treasury Note, 6.125%
              due 12/31/01 (Value - $6,532,352);
              proceeds: $6,404,978                                               05/01/98          5.500%       $   6,404,000
                                                                                                                -------------
Total Repurchase Agreements (cost - $36,981,000)                                                                   36,981,000
                                                                                                                -------------
Total Investments (cost - $328,882,774) - 99.31%                                                                  363,786,015
Other assets in excess of liabilities - 0.69%                                                                       2,528,711
                                                                                                                -------------
Net Assets - 100.00%                                                                                            $ 366,314,726
                                                                                                                =============

-------------------------
Note: The Portfolio of Investments is listed by the issuer's country of origin
   * In local currency unless otherwise indicated
   @ Current coupon rate is 0% on step coupon rate, Subsequent to 05/15/01 will change to 13.250%
   + Reflects rate at April 30, 1998 on variable rate instruments
   ++ Reflects rate at April 30, 1998 on step coupon rate instruments
   (1) Participation interest was acquired through the financial institution indicated parenthetically
   (2) With an additional 47,108,000 recoverable rights attached maturing on 06/30/03 with no market value
   (3) With an additional 40,875 warrants attached maturing on 04/15/20 with no market value
   (4) Security, or portion thereof, was on loan at April 30, 1998
   (5) Illiquid Securities represent 13.74% of Net Assets
   C Capitalization Bond
   DCB Debt Conversion Bond
   DISC Discount Bond
   EXIT Investment Bond
   FLIRB    Front-loaded Interest Reduction Bond
   IAB Interest Arrears Bond
   IAN Interest Accrual Note
   PAR Par Bond
   PDI Past Due Interest Bond

GLOBAL HIGH INCOME DOLLAR FUND INC.

FORWARD FOREIGN CURRENCY CONTRACTS

                                                                                                           UNREALIZED
                                CONTRACT TO                                                               APPRECIATION
                                  DELIVER            IN EXCHANGE FOR            MATURITY DATES            (DEPRECIATION)
                               -------------       ------------------        --------------------         -------------
German Deutschemarks               6,987,403       US$      3,838,200        06/30/98 to 10/02/98            $  (78,701)
Korean Wons                    5,455,000,000       US$      3,619,774              05/11/98                    (461,782)
U.S. Dollars                       3,586,456       KRW  5,455,000,000              05/11/98                     495,100
                                                                                                             ----------
                                                                                                             $  (45,383)
                                                                                                             ==========

----------------------------
CURRENCY TYPE ABBREVIATIONS:
KRW-Korean Wons

INVESTMENTS BY TYPE OF ISSUER

                                                Percentage of Net Assets
                                                ------------------------
                                                Long-term     Short-term
                                                ---------     ----------
Government and other public issuers                 75.70%          2.18%
Repurchase agreements                                  --          10.10
Financial                                            3.54             --
Industrial                                           2.23             --
Oil/Gas                                              2.49             --
Paper                                                1.69             --
Steel                                                0.82             --
Utilities--Electric & Water                          0.56             --
                                                    -----          -----
                                                    87.03%         12.28%
                                                    =====          =====


                See accompanying notes to financial statements

GLOBAL HIGH INCOME DOLLAR FUND INC.

STATEMENT OF ASSETS AND LIABILITIES                   APRIL 30, 1998 (UNAUDITED)

ASSETS

Investments in securities, at value (cost - $328,882,774)                         363,786,015
Cash denominated in foreign currencies (cost - $4,004)                                  4,004
Receivable for investments and foreign currency sold                               11,680,998
Interest receivable                                                                 8,249,522
Unrealized appreciation on forward foreign currency contracts                         495,100
Deferred organizational expenses                                                       11,142
Other assets                                                                            4,434
                                                                                  -----------
Total assets                                                                      384,231,215
                                                                                  -----------


LIABILITIES

Payable for investments and foreign currency purchased                             16,779,013
Unrealized depreciation on forward currency contracts                                 540,483
Due to affiliates                                                                     385,884
Accrued expenses and other liabilities                                                211,109
                                                                                   ----------
Total liabilities                                                                  17,916,489
                                                                                   ----------


NET ASSETS

Capital stock - $0.001 par value; total authorized shares - 100,000,000;
     22,736,667 shares issued and outstanding                                     331,328,209
Undistributed net investment income                                                   304,857
Accumulated net realized losses from investment
     transactions and foreign currency                                               (244,478)
Net unrealized appreciation of investments, other assets, liabilities
     and forward contracts denominated in foreign currencies                       34,926,138
                                                                                -------------
Net assets                                                                      $ 366,314,726
                                                                                =============
Net asset value per share                                                             $ 16.11
                                                                                      =======

                See accompanying notes to financial statements

GLOBAL HIGH INCOME DOLLAR FUND INC.

STATEMENT OF OPERATIONS

                                                                                                     FOR THE
                                                                                                   SIX MONTHS
                                                                                                      ENDED
                                                                                                  APRIL 30, 1998
                                                                                                   (UNAUDITED)
                                                                                                  --------------
INVESTMENT INCOME:
Interest (net of foreign withholding taxes)                                                         $ 17,600,775
                                                                                                    ------------
EXPENSES:

Investment advisory and administration                                                                 2,216,492
Custody and accounting                                                                                   164,000
Reports and notices to shareholders                                                                       68,765
Legal and audit                                                                                           42,285
Transfer agency fees                                                                                      25,908
Amortization of organizational expenses                                                                   13,791
Directors' fees                                                                                            5,250
Other expenses                                                                                            25,333
                                                                                                       ---------
                                                                                                       2,561,824
                                                                                                       ---------

Net investment income                                                                                 15,038,951
                                                                                                      ----------
REALIZED AND UNREALIZED GAINS (LOSSES) FROM INVESTMENT ACTIVITIES:
 Net realized gains (losses) from:
   Investment transactions                                                                             5,505,630
   Foreign currency transactions                                                                      (1,093,297)
Net change in unrealized appreciation/depreciation of:
   Investments                                                                                        16,711,069
   Other assets, liabilities and forward contracts
       denominated in foreign currencies                                                                 273,957
                                                                                                      ----------

NET REALIZED AND UNREALIZED GAINS FROM INVESTMENT ACTIVITIES                                          21,397,359
                                                                                                      ----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                $ 36,436,310
                                                                                                    ============


                See accompanying notes to financial statements

GLOBAL HIGH INCOME DOLLAR FUND INC.

STATEMENT OF CHANGES IN NET ASSETS

                                                                                     FOR THE SIX
                                                                                     MONTHS ENDED        FOR THE YEAR
                                                                                    APRIL 30, 1998           ENDED
                                                                                      (UNAUDITED)      OCTOBER 31, 1997
                                                                                      ----------       ----------------

FROM OPERATIONS:

Net investment income                                                                $  15,038,951      $  29,733,816
Net realized gains from investment transactions                                          5,505,630         23,969,822
Net realized losses from foreign currency transactions                                  (1,093,297)        (5,045,492)
Net change in unrealized appreciation/depreciation of:
   Investments                                                                          16,711,070        (15,723,541)
   Other assets, liabilities and forward contracts
       denominated in foreign currencies                                                   273,956           (311,768)
                                                                                     -------------      -------------

Net increase in net assets resulting from operations                                    36,436,310         32,622,837
                                                                                     -------------      -------------


DIVIDENDS AND DISTRIBUTIONS TO STOCKHOLDERS:

From net investment income                                                             (14,733,360)       (24,688,136)
In excess of net investment income                                                         --               4,232,904
                                                                                     -------------      -------------
Total dividends and distributions to stockholders                                      (14,733,360)       (28,921,040)
                                                                                     -------------      -------------
Net increase in net assets                                                              21,702,950          3,701,797


NET ASSETS:

Beginning of period                                                                    344,611,776      $ 340,909,979
                                                                                     -------------      -------------
End of period (including undistributed net investment
   income of $304,857 at April 30, 1998)                                             $ 366,314,726      $ 344,611,776
                                                                                     =============      =============

                See accompanying notes to financial statements

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     Global High Income Dollar Fund Inc. (the "Fund") was incorporated in the State of Maryland on February 23, 1993 and is registered with the Securities and Exchange Commission as a closed-end, non-diversified management investment company. Organizational costs have been deferred and are being amortized using the straight line method over a period not to exceed 60 months from the date the Fund commenced operations.

     The preparation of financial statements in accordance with generally accepted accounting principles requires Fund management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

     Valuation of Investments--Securities which are listed on stock exchanges are valued at the last sale price on the day the securities are being valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are generally valued on the exchange designated as the primary market by Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"), a wholly owned asset management subsidiary of PaineWebber Incorporated ("PaineWebber") and investment adviser and administrator of the Fund. Securities traded in the over-the-counter ("OTC") market and listed on The Nasdaq Stock Market, Inc. ("Nasdaq") are valued at the last available sales price, or last bid price available if no sales occur on Nasdaq prior to the time of valuation; other OTC securities are valued at the last bid price available in the OTC market prior to the time of valuation (other than short-term investments that mature in 60 days or less). The amortized cost method of valuation is used to value short-term debt instruments with sixty days or less remaining to maturity. Securities and assets for which market quotations are not readily available (including restricted and/or illiquid securities subject to limitations as to their sale) are valued at fair value as determined in good faith by a management committee under the direction of the Fund's board of directors. All investments quoted in foreign currencies will be valued weekly in U.S. dollars on the basis of foreign currency exchange rates prevailing at the time such valuation is determined by the Fund's custodian.

     Foreign currency exchange rates are generally determined prior to the close of regular trading on the New York Stock Exchange ("NYSE"). Occasionally events affecting the value of foreign investments and such exchange rates occur between the time at which they are determined and the close of the NYSE, which will not be reflected in the computation of the Fund's net asset value on that day. If events materially affecting the value of such securities or currency exchange rates occurred during such time period, the securities will be valued at their fair value as determined in good faith by or under the direction of the Fund's board of directors.

     Repurchase Agreements--The Fund's custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Fund occasionally participates in joint repurchase agreement transactions with other funds managed by Mitchell Hutchins.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

     Investment Transactions and Investment Income--Investment transactions are recorded on the trade date. Realized gains and losses from investments and foreign exchange transactions are calculated on the identified cost method. Interest income is recorded on an accrual basis. Discounts are accreted as adjustments to interest income and the identified cost of investments.

     Foreign Currency Translation--The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: (1) market value of investment securities, other assets and liabilities--at the exchange rates prevailing at the end of the period; and (2) purchases and sales of investment securities, income and expenses--at the rates of exchange prevailing on the respective dates of such transactions.

     Although the net assets and the market value of the Fund's portfolio are presented at the foreign exchange rates at the end of the period, the Fund does not generally isolate the effect of fluctuations in foreign exchange rates from the effect of the changes in market prices of securities. However, the Fund does isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon the sale or maturity of foreign currency-denominated debt obligations pursuant to federal income tax regulations. Certain foreign exchange gains and losses included in realized and unrealized gains and losses are included in or are a reduction of ordinary income in accordance with federal income tax regulations.

     Forward Foreign Currency Contracts--The Fund may enter into forward foreign currency exchange contracts ("forward contracts") in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolio securities denominated in a particular currency. The Fund may also use forward currency contracts to enhance income.

     The Fund has no specific limitation on the percentage of assets which may be committed to such contracts. The Fund may enter into forward contracts or maintain a net exposure to forward contracts only if (1) the consummation of the contracts would not obligate the Fund to deliver an amount of foreign currency in excess of the value of the position being hedged by such contracts or (2) the Fund maintains cash or liquid securities in a segregated account in an amount not less than the value of its total assets committed to the consummation of the forward contracts and not covered as provided in (1) above, as marked-to-market daily.

     Risks may arise with respect to entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

     Fluctuations in the value of forward contracts are recorded for book purposes as unrealized gains or losses by the Fund. Realized gains and losses include net gains and losses recognized by the Fund on contracts which have matured.

     Option Transactions--For hedging purposes and to enhance income, the Fund may purchase and write (sell) put and call options on debt securities, indices of debt securities and foreign currencies. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

     Dividends and Distributions--Dividends and distributions to stockholders are recorded on the ex-dividend date. The amount of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

CONCENTRATION OF RISK

     Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which the Fund invests. The ability of the issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments particular to a specific industry, country or region.

INVESTMENT ADVISOR AND ADMINISTRATOR

     The Fund's board of directors has approved an Investment Advisory and Administration Contract ("Advisory Contract") with Mitchell Hutchins, under which Mitchell Hutchins serves as investment adviser and administrator of the Fund. In accordance with the Advisory Contract, the Fund pays Mitchell Hutchins an investment advisory and administration fee, which is accrued weekly and paid monthly, at the annual rate of 1.25% of the Fund's average weekly net assets. At April 30, 1998, the Fund owed Mitchell Hutchins $376,750 in investment advisory and administration fees.

SECURITY LENDING

     The Fund may lend securities up to 33 1/3% of its total assets to qualified institutions. The loans are secured at all times by cash or U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest, determined on a daily basis and adjusted accordingly. The Fund will regain record ownership of loaned securities to exercise certain beneficial rights, however, the Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Fund receives compensation, which is included in interest income, for lending its securities from interest earned on the cash or U.S. government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. For the six months ended April 30, 1998, PaineWebber earned $55,081 as the Fund's lending agent. At April 30, 1998, the Fund owed PaineWebber $9,134 for security lending fees.

     As of April 30, 1998, the Fund held the following securities having an aggregate value of $32,095,926 (as listed below) as collateral for portfolio securities loaned having a market value of $29,553,962.

 PRINCIPAL
  AMOUNT                                        MATURITY                 INTEREST              MARKET
   (000)                                          DATES                   RATES                 VALUE
   -----                                    ------------------        --------------        ------------

$ 25,140    U.S. Treasury Bonds             5/15/17 to 8/15/19        8.125 to 8.750%       $ 32,095,926

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)




INVESTMENTS IN SECURITIES

     For federal income tax purposes, the cost of securities owned at April 30, 1998, was substantially the same as the cost of securities for financial statement purposes.

     At April 30, 1998, the components of net unrealized appreciation of investments were as follows:

        Gross appreciation
           (investments having an excess of value over cost)       $ 37,297,872

        Gross depreciation
           (investments having an excess of cost over value)         (2,394,631)
                                                                   ------------
        Net unrealized appreciation of investments                 $ 34,903,241
                                                                   ============



     For the period ended April 30, 1998, total aggregate purchases and sales of portfolio securities, excluding short-term securities, were $131,245,613 and $114,091,463 respectively.

CAPITAL STOCK

     There are 100,000,000 shares of $0.001 par value capital stock authorized. Of the 22,736,667 shares outstanding at April 30, 1998 Mitchell Hutchins owned 8,504 shares.

FEDERAL INCOME TAX STATUS

     The Fund intends to distribute substantially all of its taxable income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, the Fund intends not to be subject to a federal excise tax.

     At October 31, 1997, the Fund had capital loss carryforwards of $4,656,811 available as a reduction, to the extent provided in the regulations, of any future net realized capital gains which will expire by October 31, 2003. To the extent that such losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed.

GLOBAL HIGH INCOME DOLLAR FUND INC.



FINANCIAL HIGHLIGHTS

Selected data for a share of common stock outstanding throughout each period is presented below:




                                                                                                                     FOR THE PERIOD
                                                  FOR THE SIX                                                       OCTOBER 8, 1993+
                                                  MONTHS ENDED              FOR THE YEARS ENDED OCTOBER 31,              THROUGH
                                                 APRIL 30, 1998              ------------------------------             OCTOBER 31,
                                                   (UNAUDITED)     1997          1996           1995         1994          1993
                                                 --------------  ---------     ---------     ---------     ---------     ---------
Net asset value, beginning of period               $   15.16     $   14.99     $   13.07     $   12.83     $   15.21     $   15.00
                                                   ---------     ---------     ---------     ---------     ---------     ---------
Net investment income                                   0.66          1.31          1.30          1.34          1.43          0.04
Net realized and unrealized gains (losses)
    from investments and foreign currency               0.94          0.13          1.89          0.21         (2.40)         0.17
                                                   ---------     ---------     ---------     ---------     ---------     ---------
Net increase (decrease) from
    investment operations                               1.60          1.44          3.19          1.55         (0.97)         0.21
Dividends from net investment income                   (0.65)        (1.08)        (1.27)        (1.16)        (1.34)           --
Distributions in excess of net
    investment income                                     --         (0.19)           --            --            --            --
Distributions from paid-in-capital                        --            --            --         (0.15)        (0.07)           --
                                                   ---------     ---------     ---------     ---------     ---------     ---------
Total dividends and distributions to shareholders      (0.65)        (1.27)        (1.27)        (1.31)        (1.41)           --
                                                   ---------     ---------     ---------     ---------     ---------     ---------
Net asset value, end of period                     $   16.11     $   15.16     $   14.99     $   13.07     $   12.83     $   15.21
                                                   =========     =========     =========     =========     =========     =========
Per share market value, end of period              $   13.88     $   12.81     $   12.63     $   11.63     $   11.50     $   15.00
                                                   =========     =========     =========     =========     =========     =========
Total investment return (1)                            13.44%        11.47%        20.26%        13.65%       (14.80)%        0.00%
                                                   =========     =========     =========     =========     =========     =========
Ratios/supplemental data:

Net assets, end of period (000's)                  $ 366,315     $ 344,612     $ 340,910     $ 297,087     $ 291,752     $ 345,755
Expenses to average net assets                          1.44%*        1.42%         1.43%         1.46%         1.50%         1.41%*
Net investment income to average net assets             8.48%*        8.24%         9.18%        10.76%        10.40%         4.60%*
Portfolio turnover rate                                   38%           56%           80%           71%           51%            1%


--------------------
+    Commencement of operations
*    Annualized

(1) Total investment return is calculated assuming a purchase at market value on the first day of each period reported, reinvestment of all dividends and distributions in accordance with the Dividend Reinvestment Plan, and a sale at market value on the last day of each period reported. Total investment return for periods of less than one year have not been annualized. Total investment return does not reflect brokerage commissions.

GLOBAL HIGH INCOME DOLLAR FUND INC.

GENERAL INFORMATION

THE FUND

     Global High Income Dollar Fund Inc. (the "Fund") is a non-diversified, closed-end management investment company whose shares trade on the New York Stock Exchange ("NYSE"). The Fund's primary investment objective is to achieve a high level of current income. As a secondary objective the Fund seeks capital appreciation, to the extent consistent with its primary objective. The Fund's investment adviser and administrator is Mitchell Hutchins Asset Management Inc., a wholly owned asset management subsidiary of PaineWebber Incorporated, which has over $52.0 billion in assets under management as of April 30, 1998.

SHAREHOLDER INFORMATION

     The Fund's NYSE trading symbol is "GHI." Comparative net asset value and market price information of the Fund is published weekly in The Wall Street Journal and New York Times and Barron's, as well as numerous other publications.

     An annual meeting of stockholders of the Fund was held on February 19, 1998. At the meeting, Margo N. Alexander, Richard Q. Armstrong, E. Garrett Bewkes, Jr., Richard R. Burt, Mary C. Farrell, Meyer Feldberg, George W. Gowen, Frederic V. Malek and Carl W. Schafer were elected to serve as directors until the next annual meeting of stockholders, or until their successors are elected and qualified.

  1. TO ELECT NINE MEMBERS
     OF ITS BOARD OF DIRECTORS: SHARES FOR VOTED     SHARES WITHHOLD AUTHORITY
                                ----------------     -------------------------
  Margo N. Alexander             21,473,282.239             819,561.308
  Richard Q. Armstrong           21,491,294.929             801,548.618
  E. Garrett Bewkes, Jr.         21,454,206.155             838,637.392
  Richard R. Burt                21,494,636.155             798,207.392
  Mary C. Farrell                21,484,339.155             808,504.392
  Meyer Feldberg                 21,489,608.155             803,235.392
  George W. Gowen                21,478,292.155             814,551.392
  Frederic V. Malek              21,485,314.155             807,529.392
  Carl W. Schafer                21,494,183.155             798,660.392

                                                    SHARES              SHARES             SHARES
                                                  VOTED FOR             AGAINST            ABSTAIN
                                                  ---------             -------            -------
  2. RATIFICATION OF THE SELECTION OF
     PRICE WATERHOUSE LLP AS INDEPENDENT
     AUDITORS FOR THE CURRENT FISCAL YEAR.         21,566,806.039        510,732.990        215,304.518

(Broker non-votes and abstentions are included within the "Shares Withhold Authority" totals.)

GLOBAL HIGH INCOME DOLLAR FUND INC.

GENERAL INFORMATION

DISTRIBUTION POLICY

     The Fund has established a Dividend Reinvestment Plan (the "Plan") under which all stockholders whose shares are registered in their own names, or in the name of PaineWebber or its nominee, will have all dividends and other distributions on their shares automatically reinvested in additional shares, unless such stockholders elect to receive cash. Stockholders who elect to hold their shares in the name of another broker or nominee should contact such broker or nominee to determine whether, or how, they may participate in the Dividend Reinvestment Plan. The ability of such stockholders to participate in the Plan may change if their shares are transferred into the name of another broker or nominee.

     A stockholder may elect not to participate in the Plan or may terminate participation in the Plan at any time without penalty, and stockholders who have previously terminated participation in the Plan may rejoin it at any time. Changes in elections must be made in writing to the Fund's transfer agent and should include the stockholder's name and address as they appear on that share certificate or in the transfer agent's records. An election to terminate participation in the Plan, until such election is changed, will be deemed an election by a stockholder to take all subsequent distributions in cash. An election will be effective only for distributions declared and having a record date at least ten days after the date on which the election is received.

     Additional shares of common stock acquired under the Dividend Reinvestment Plan will be purchased in the open market, on the NYSE or otherwise, at prices that may be higher or lower than the net asset value per share at the time of the purchase. The number of shares of common stock purchased with each dividend will be equal to the result obtained by dividing the amount of the dividend payable to a particular stockholder by the average price per share (including applicable brokerage commissions) that the transfer agent was able to obtain in the open market. The Fund will not issue any new shares in connection with its Dividend Reinvestment Plan. There currently is no charge to participants for reinvesting dividends or other distributions. The transfer agent's fees for handling the reinvestment of distributions are paid by the Fund. However, each participant pays a pro rata share of brokerage commissions incurred with respect to the transfer agent's open market purchases of common stock in connection with the reinvestment of distributions. The automatic reinvestment of dividends and other distributions in shares of common stock does not relieve participants of any income tax that may be payable on such distributions.

     Additional information regarding the Plan may be obtained from, and all correspondence concerning the Plan should be directed to, the transfer agent at PNC Bank, National Association, c/o PFPC Inc., P.O. Box 8950, Wilmington, Delaware 19899.

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


                     [This page intentionally left blank]

------------------------------------------------------------------------------

DIRECTORS

E. Garrett Bewkes, Jr.          Mary C. Farrell
Chairman                        Meyer Feldberg
Margo N. Alexander              George W. Gowen
Richard Q. Armstrong            Frederic V. Malek
Richard R. Burt                 Carl W. Schafer


PRINCIPAL OFFICERS

Margo N. Alexander              Paul H. Schubert
President                       Vice President and Treasurer

Victoria E. Schonfeld           Stuart Waugh
Vice President                  Vice President

Dianne E. O'Donnell
Vice President and Secretary


INVESTMENT ADVISER AND
ADMINISTRATOR

Mitchell Hutchins Asset Management Inc.
1285 Avenue of the Americas
New York, New York 10019


This report is sent to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for the use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that from time to time the Fund may purchase shares of its common stock in the open market at market prices.

The financial information included herein is taken from the records of the Fund without examination by independent accountants who do not express an opinion thereon.

SEMIANNUAL REPORT
------------------------------------------------------------------------------

GLOBAL HIGH

INCOME DOLLAR

FUND INC.


                                APRIL 30, 1998


                                  PAINEWEBER
                      (COPYRIGHT)1998p PaineWeber Incorported
                                  Member SIPC